UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): February 15, 2007


                          PEOPLES BANCORPORATION, INC.




Incorporated under the    Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                  57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On February 15, 2007 the Company received the results of arbitration proceedings regarding an employment contract dispute. A former employee of a subsidiary of the Company was awarded $712,280, pre-judgment interest at the rate of 8% from January 25, 2006, and $150,000 in attorney's fees and costs. The award also provides that the administrative fees and expenses of the American Arbitration Association, as well as the compensation and expenses of the arbitrators, shall be borne by the Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PEOPLES BANCORPORATION, INC.
                                  (Registrant)



Date: February 22, 2007           By: /s/ Robert E. Dye, Jr.
                                  ----------------------------------------------
                                  Robert E. Dye, Jr.
                                  Senior Vice President (Principal Financial
                                   and Principal Accounting Officer)




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